UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805,

Luohu District, Shenzhen City, China 518000

(Address of principal executive offices)

Registrant’s telephone number, including area code: +(86) 755 86961 405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 31, 2025, Addentax Group Corp. (the “Company”) held its Annual Meeting of Stockholders for the fiscal year ended March 31, 2024 (the “Annual Meeting”). Set forth below are the four proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Definitive Proxy Statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2025 (the “Proxy Statement”).

As of the close of business on March 5, 2025, the record date (the “Record Date”) for the Annual Meeting, 6,043,769 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued, outstanding and entitled to vote. Holders of shares of Common Stock were entitled to one vote per share for each share of Common Stock held by them. Stockholders holding an aggregate of 2,815,701 votes were present at the Annual Meeting, in person or represented by proxy, which number constituted a quorum.

Proposal 1 – The five (5) nominees named in the Proxy Statement were elected at the Annual Meeting to serve as the Company’s directors until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. The final voting results with respect to the election of each such nominee were as follows:

Nominee	For	Withheld
Hong Zhida	2,021,495	11,049
Hong Zhiwang	2,021,079	11,465
Li Weilin	2,021,495	11,049
Alex P. Hamilton	2,021,075	11,469
Xiao Jiangping (Gary)	2,021,494	11,050

There were 783,157 broker non-votes with respect to each such nominee for the first proposal.

Proposal 2 – The appointment of Pan-China Singapore PAC as the Company’s independent registered public accountants for the fiscal year ending March 31, 2025 was ratified by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
2,772,112	43,376	213

Proposal 3 – The non-binding advisory resolution on the compensation of the Company’s named executive officers was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
2,018,686	13,611	247

There were 783,157 broker non-votes with respect to the third proposal.

Proposal 4 – Three years has been selected by the Company’s stockholders as the frequency of the stockholder vote on the non-binding advisory resolution on the compensation of the Company’s named executive officers. The final voting results were as follows:

One Year	Two Years	Three Years	Abstain
14,166	805	1,672,598	344,975

There were 783,157 broker non-votes with respect to the fourth proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025	Addentax Group Corp.

	By:	/s/ Hong Zhida
	Name:	Hong Zhida
	Title:	Chief Executive Officer